United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2007

AMERICAN CARESOURCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33094	20-0428568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5429 Lyndon B. Johnson Freeway, Suite 700, Dallas, Texas		75240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 308-6830

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02	Results of Operations and Financial Condition

On August 2, 2007, American CareSource Holdings, Inc. (the “Registrant”) issued a press release announcing its results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Shell Company Transactions:

None.

(d)	Exhibits

This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

99.1	Press release of Registrant dated August 2, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CARESOURCE HOLDINGS, INC.

Date: August 6, 2007	By: _/s/David S. Boone_______________
David S. Boone
Chief Financial Officer & Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of Registrant dated August 2, 2007

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